Exhibit 10.43

AMENDMENT NO. 3

 TO THE

 AMENDED AND RESTATED

 LIMITED LIABILITY COMPANY OPERATING AGREEMENT, DATED JUNE 30, 2012

 OF

 COMMUNICATIONS INFRASTRUCTURE GROUP, LLC
(a Delaware limited liability company)

THIS AMENDMENT NO. 3, dated as of August 1, 2013 (this “AMENDMENT NO. 3”), to the Amended and Restated Limited Liability Company Operating Agreement of Communications Infrastructure Group, LLC Dated June 30, 2012, is hereby made by and among:

COMPARTMENT IT2, LP, a Georgia Limited Partnership (“Compartment IT2”), by action of IAM US, LLC, a Delaware limited liability company, its General Partner (the “General Partner”);

COMPARTMENT IT5, LP, a Georgia Limited Partnership (“Compartment IT5”), by action of the General Partner;

COMPARTMENT IT9, LP, a Georgia Limited Partnership (“Compartment IT9”), by action of the General Partner;

CIG TOWERS, LLC, a Delaware limited liability Company (“CIGT”), by action of its Manager, CIG Solutions, LLC, a Delaware limited liability Company;

CIG SOLUTIONS, LLC, a Delaware limited liability company (the “Manager”); and

COMMUNICATIONS INFRASTRUCTURE GROUP, LLC, a Delaware limited liability company (the “Company”), by action of the Manager;

CIG WIRELESS CORP., a Nevada corporation (the “Parent”).

Capitalized terms not defined herein shall have the meanings ascribed to them in the Amended and Restated Limited Liability Company Operating Agreement, dated June 30, 2012 (the “Operating Agreement”).

RECITALS:

WHEREAS, the Company, the Parent, the Manager, Compartment IT2, Compartment IT5, Compartment IT9 and CIGT (collectively, the “Parties”) previously entered into the Operating Agreement and an Amendment No. 2, dated as of December 31, 2012 (the “Amendment No. 2”);

WHEREAS, the Class A Interests shall continue not to be subject to full cost accounting and the Parties desire to clarify the calculation of Funds Available For Class A-IT2 Distribution, Funds Available For Class A-IT5 Distribution, Funds Available For Class A-IT9 Distribution and Funds Available For Class A Distribution;

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

WHEREAS, the Parties desire to establish a fixed conversion price of $1.00 per share of for the conversion of the Class A Interests into Common Stock;

WHEREAS, on or about the date hereof, the Parent is entering into a Securities Purchase Agreement, by and among the Parent, on the one hand, and each of the investors set forth on the signature pages affixed thereto (the “Series A Investors”), on the other hand (the “Securities Purchase Agreement”), pursuant to which the Parent is issuing, on the date hereof, and, may issue in one or more closings, shares of the Parent’s Series A-1 Non-Convertible Preferred Stock, par value $0.0001 per share (“Series A-1 Preferred Stock”) and shares of the Parent’s Series A-2 Convertible Preferred Stock, par value $0.0001 per share (“Series A-2 Preferred Stock”) to the Series A Investors as described in the Securities Purchase Agreement (the “Financing Transaction”);

WHEREAS, in accordance with the Securities Purchase Agreement and in order to induce the Series A Investors to consummate the Financing Transaction, the Company and Members have agreed to include certain provisions in this AMENDMENT NO. 3 for the express benefit of the Series A Investors, pursuant to which, among other things, all Class A Interests, and all preferences, privileges, rights or powers in respect thereof, will be subordinated, as and to the extent set forth in this AMENDMENT NO. 3, to the Series A Investors with respect to all the Series A-1 Preferred Stock and Series A-2 Preferred Stock; and

WHEREAS, each of the Parties has hereby determined that it is in its best interest to amend the Operating Agreement pursuant to the authority granted by Section 12.1 of the Operating Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that the following provisions of the Operating Agreement are amended as follows:

1.	Paragraph (a) of Section 10.4 of the Operating Agreement is hereby deleted in its entirety and replaced in its entirety as follows:

“(a)          The Class A Interests shall be convertible into shares of the Parent’s common stock, par value $0.00001 per share (the “Common Stock”) within ten (10) Business Days’ following receipt of written notice by the Class A Member delivered to the Manager requesting such conversion (the “Conversion Date”);

(i)         The Class A Interests will convert into such number of shares of Common Stock equal to: (x) the respective Class A conversion value set forth in clause 10.4(a)(ii) below (the “Conversion Value”); divided by (y) One U.S. Dollar (USD $1.00) (the “Initial Conversion Price).

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

(ii)          Class A Conversion Values:

Class A-IT2 Interests: Seven Million, Fifty Thousand, Eight Hundred Eleven U.S. Dollars ($7,050,811);

Class A-IT-5 Interests: Three Million, Nine Hundred Fifty Nine Thousand, One Hundred Eighteen U.S. Dollars ($3,959,118);

Class A-IT9 Interests: Five Hundred Eight Thousand, Nine Hundred Seventy One U.S. Dollars ($508,971).

(iii)        The Company represents and confirms to the General Partner of each of the Compartments, IAM US, LLC, and its Managing Director, MfAM Mobilfunk Asset Management GmbH, that the Class A Conversion Values set forth above in clause ii) of this paragraph (a) of this Section 10.4, have been calculated correctly and on an arms-length basis.

(iv)        Except with respect to the limited exception for conversion and sales of Common Stock as set forth in clause (v) of this paragraph (a) of this Section 10.4, the conversion rights provided herein may be exercised at any time, but only in full and not in part, and therefore immediately following any such conversion, the Class A Member’s Capital Account will be reduced to zero. All such shares of Common Stock as and when issued by the Parent pursuant to conversion hereof, shall be duly authorized, fully paid, validly issued and non-assessable.

(v)         Notwithstanding any other provision of this Agreement, each Class A Member shall have the right to convert their respective Class A Interests to Common Stock and sell such Common Stock, provided that: (x) all such sales of Common Stock must comply with Rule 144 of the Securities Act; and (y) the aggregate of all such shares of Common Stock sold during any 90 day period may not exceed more than one percent (1%) of the total issued and outstanding shares of Common Stock of the Parent as of the date of conversion. Each Class A Member shall comply with any and all other applicable laws, rules and regulations pertaining such conversions and sales, including without limitation, prohibitions on engaging in securities transactions while in possession of material non-public information concerning the Company. Any and all such conversions shall reduce the respective Class A Conversion Value of the converting Class A Member, dollar for dollar.”

2.	Paragraph (e) of Section 10.4 of the Operating Agreement is hereby deleted in its entirety and replaced in its entirety as follows:

“The rights of conversion set forth in this Section 10.4 may only be exercised in whole and not in part.”

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

3.	For purposes of clarity, (i) the Class A Interest shall continue not to be subject to full cost accounting and (ii) the Funds Available For Class A-IT2 Distribution, Funds Available For Class A-IT5 Distribution, Funds Available For Class A-IT9 Distribution and Funds Available For Class A Distribution shall be calculated in accordance with the Operating Agreement notwithstanding anything contained in Sections 2 and 8 of the Amendment No. 2.

4.	Section 7 of the Amendment No. 2 is hereby deleted in its entirety and replaced in its entirety in this AMENDMENT NO. 3 as follows:

“No adjustments shall be made to Initial Conversion Price on or after the date hereof other than pursuant to the adjustments provided in Section 10.4(b) of the Operating Agreement. No upward adjustments, and except in connection with conversions and distributions no downward adjustments, shall be made to the respective Conversion Value of any Class A Interests. The aggregate of any and all distributions made to the holders of Class A Interests for any and all reasons with respect to the Conversion Value shall not exceed the respective amount of the Conversion Value for each such Class A Interest as set forth in set forth in Section 10.4(a)(ii) of the Operating Agreement contained in this AMENDMENT NO. 3. Any and all cash or In-Kind distributions made pursuant to the Operating Agreement shall be subject to, respectively, the Funds Available For Class A-IT2 Distribution as applied to the Class A-IT2 Interests, Funds Available For Class A-IT5 Distribution as applied to the Class A-IT5 Interests, Funds Available For Class A-IT9 Distribution as applied to the Class A IT9 Interests, and Funds Available For Class A Distribution as applied to the Class A Interests generally.”

5.	The definition of “Adjusted Conversion Price” shall be deleted from Section 1.1 Certain Definitions of the Operating Agreement contained in Amendment No. 2.

6.	The definition of “Credit Agreement” shall be deleted from Section 1.1 Certain Definitions of the Operating Agreement in its entirety and replaced in its entirety as follows:

“Credit Agreement” means that certain Credit Agreement, dated as of August 17, 2012, by and among CIG Comp Tower, LLC, as borrower, the lenders from time to time party thereto, as lenders, and Macquarie Bank Limited, as administrative agent and collateral agent.”

7.	Section 1.1 Certain Definitions of the Operating Agreement is hereby amended by adding the following definitions in correct alphabetical order:

“Requisite Series A Investors” means, as of any date of determination, (a) the holders of at least two-thirds of the then outstanding shares of Series A-1 Preferred Stock and (b) the holders of at least two-thirds of the then outstanding shares of Series A-2 Preferred Stock, each voting separately as a class.

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

“Restricted Payment” means: (a) the declaration or making by the Company of any distribution (whether in cash, securities or other property) with respect to any Interests of the Company; and (b) any payment or other transfer of value (whether in cash or In Kind) by the Company to any owner of any Interests in the Company, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, exchange, revolving, cancellation or termination of any Interests in the Company.

“Senior Obligations” has the meaning set forth in Section 13.19 hereof.

“Series A Certificate of Designation” means the Certificate of Designation, Preferences and Rights of the Series A-1 Preferred Stock and Series A-2 Preferred Stock, as it may be amended from time to time.

“Series A Investors” means, as of any date of determination, the holders of the then outstanding shares of (a) Series A-1 Preferred Stock and (b) Series A-2 Preferred Stock.

“Series A-1 Preferred Stock” means the Parent’s Series A-1 Non-Convertible Preferred Stock, par value $0.00001 per share.

“Series A-2 Preferred Stock” means the Parent’s Series A-2 Convertible Preferred Stock, par value $0.00001 per share.

8.	Section 2.8 Business Purpose of the Operating Agreement is hereby amended by deleting such Section 2.8 in its entirety and replacing such Section 2.8 in its entirety with the following:

“2.8 Business Purpose.

The business purposes of the Company shall be to conduct business, directly or through its Subsidiaries, in the United States of America, of the development and leasing of telecommunications Towers and related facilities, including, without limitation, identification of possible locations for Towers; development of potential locations for Towers; erection and leasing of Towers to telecommunications companies and other lessees; service and maintenance for the Company’s own Towers and Towers managed by third parties; brokerage, sales, and commercial dealings concerning poles and similar operating equipment; and sales of further products and services developed by the Company, in accordance with the Schedule B hereto setting forth the Assets and Investment Criteria qualified for acquisition; and to enter into any and all agreements related to the Credit Agreement or the Securities Purchase Agreement and to take any and all actions related thereto, including, without limitation: (a) the guarantee of all obligations under the Credit Agreement and pledge of assets of the Company and its Subsidiaries as collateral thereto, and the consent to any and all security agreements and servicing arrangements in connection therewith; (b) the guarantee of all Senior Obligations; and (c) any and all activities ancillary or related to the foregoing, including without limitation the items expressly permitted in the last sentence of Section 6.2 hereof (collectively, the “Business Purpose”).”

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

9.	Section 6.2 Management Restrictions is hereby amended by deleting the last sentence of such Section 6.2 in its entirety and replacing such sentence in its entirety with the following:

“Notwithstanding the foregoing or anything to the contrary herein, the Company is expressly permitted to (a) guaranty indebtedness of its Subsidiaries, to pledge all of its assets to secure such guaranty and indebtedness, and to enter into any and all other transactions and Company actions contemplated by the Credit; and (b) guaranty any and all Senior Obligations.”

10.	Section 12.1 Amendments and Waivers of the Operating Agreement is hereby amended by deleting the second sentence of such Section 12.1 in its entirety and replacing such sentence in its entirety with the following:

“However, notwithstanding anything to the contrary contained herein, this Agreement may be amended or modified by the Manager (without the consent of the Members but subject to the consent of the Series A Investors as provided below) if such actions do not adversely affect the Class A Members; reflect the issuance of new Interests to the Management Member, the Transfer of Interests, the admission of additional Management Members, changes in Percentage Interests and the making of additional Capital Contributions in accordance with the operation of this Agreement; provided that, for so long as any shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock remain outstanding, this Agreement shall not be amended, modified or waived in any respect unless such amendment, modification or waiver is approved in advance in writing by the Requisite Series A Investors.”

11.	There shall be added to the Operating Agreement a new Section 13.19, which shall read in its entirety as follows:

“13.19         Limitation on Distributions; Subordination of Interests.

(a)          Anything herein to the contrary notwithstanding, so long as any shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock remain outstanding, without the prior affirmative vote or prior written consent of the Requisite Series A Investors, the Company shall not, directly or indirectly, declare or make, and no Member or holder of any Interest shall be entitled to receive or retain, any Restricted Payment. For purposes of clarity, the intent of this Section 13.19 is that all Interests, including, without limitation, all Class A Interests, and all preferences, privileges, rights or powers in respect thereof, are subordinated, in all respects, in right of payment to all obligations of the Parent and/or the Company, whether direct or indirect, to the Series A Investors in respect of Series A-1 Preferred Stock and Series A-2 Preferred Stock now existing or hereafter arising, together with all costs of collecting such obligations (including reasonable attorneys’ fees and expenses), including without limitation, all amounts accruing after the commencement by or against the Parent and/or the Company of any bankruptcy, reorganization or similar proceeding, and all obligations under the Securities Purchase Agreement or the Series A Certificate of Designation, including, without limitation, any Series A-1 Preferred Dividends (as defined in the Series A Certificate of Designation) and any payments due upon any redemption of Series A-1 Preferred Stock or Series A-2 Preferred Stock or upon a Liquidation Event (as defined in the Series A Certificate of Designation), whether any such payments are due in cash, additional shares of Series A-2 Preferred Stock, or otherwise (the “Senior Obligations”). Senior Obligations shall continue to constitute Senior Obligations, notwithstanding the fact that such Senior Obligations or any claim for such Senior Obligations is subordinated, avoided, or disallowed under the federal Bankruptcy Code or other applicable law. Any Senior Obligations shall be reinstated, if after payment thereof, they are returned, disgorged or otherwise repaid by any Series A Investor to or for the benefit of the Parent or its creditors.

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

(b)          Should any Restricted Payment be collected or received by a Member or any of its Affiliates, then such Member will forthwith (in no event more than two (2) Business Days) deliver, or cause any such Affiliate to deliver, the same to the Parent, on behalf and for the benefit of the Series A Investors, in precisely the form held by the Member or any such Affiliate, (except for any necessary endorsement) and until so delivered, the same shall be held in trust by the Member, or any such Affiliate, as the property of the Series A Investors in respect of the Senior Obligations and shall not be commingled with other property of the Member or any such Affiliate and all Senior Obligations shall be paid in full before any payment or distribution is made to any Member.

(c)          In the event of any of the Company’s, the Parent’s or their Affiliate’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors or equityholders, the provisions of this Section 13.19 shall remain in full force and effect, except that any proceeds received by a Member shall constitute a “Restricted Payment” for purposes of this Agreement and shall be subject to the automatic turnover provisions set forth in Section 13.19(b) above.

(d)          Each Series A Investor is an unqualified, express intended third party beneficiary of this Agreement and shall have the right to assert and enforce the provisions of this Agreement directly against the Company and/or any Member directly on its own behalf.

(e)          The Parent, the Company and each Member agrees, jointly and severally, to indemnify the Series A Investors in their capacity as such, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against such Series A Investor in any way relating to or arising out of, this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by any Series A Investor under or in connection with any of the foregoing; provided that neither the Company nor any Member shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to any Series A Investor that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Series A Investor’s gross negligence or willful misconduct. The agreements in this Section 13.19(e) shall survive the payment of the Senior Obligations.

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

(f)          This Section 13.19 shall terminate and be of no further force and effect at such time as there are no longer any shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock issued and outstanding provided that all Senior Obligations shall have been indefeasible paid in full. Notwithstanding the foregoing, Section 13.19(e) shall survive indefinitely.

(g)          For the avoidance of doubt, nothing in this Section 13.19 shall restrict or prohibit any Class A Member from exercising its conversion rights with respect to any Class A Interests pursuant to, and in accordance with, Section 10.4 of this Agreement.”

12.	Each of the Parties acknowledges that this AMENDMENT NO. 3 is being entered into in accordance with the Securities Purchase Agreement and in order to induce the Series A Investors to consummate the Financing Transaction. Each of the Parties hereby represents and warrants that it has full power and authority to enter into this AMENDMENT NO. 3 and understands that the Series A Investors are relying upon this AMENDMENT NO. 3 in consummating the Financing Transaction.

13.	All terms, conditions and provisions of the Operating Agreement and Amendment No. 2 shall remain in full force and effect as therein written, except as modified or amended by this AMENDMENT NO. 3, as to which such terms, conditions and provisions of the Operating Agreement are hereby ratified and confirmed in all respects.

14.	This AMENDMENT NO. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15.	If any provision of this AMENDMENT NO. 3 or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this AMENDMENT NO. 3 and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

16.	This AMENDMENT NO. 3 may be executed in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute but one instrument.

17.	In the event of any conflict or inconsistency between the provisions of this AMENDMENT NO. 3, on the one hand, and the provisions of the Operating Agreement or Amendment No. 2, on the other hand, the provisions of this AMENDMENT NO. 3 shall govern and control to the extent of such conflict or inconsistency.

18.	Time is of the essence for the performance of the obligations set forth in this AMENDMENT NO. 3.

[SIGNATURE PAGES FOLLOW]

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

IN WITNESS WHEREOF, the parties hereto have entered into this AMENDMENT NO. 3 as of the date first above set forth.

COMPANY:	COMMUNICATIONS INFRASTRUCTURE GROUP, LLC

By:	CIG SOLUTIONS, LLC
Manager

	By:	/s/ Paul McGinn
		Name:	Paul McGinn
		Title:	Chief Executive Officer

MANAGER:	CIG SOLUTIONS, LLC

By:	/s/ Paul McGinn
	Name:	Paul McGinn
	Title:	Chief Executive Officer

MANAGEMENT MEMBER: CIG TOWERS, LLC

By:	CIG SOLUTIONS, LLC
Manager

	By:	/s/ Paul McGinn
		Name:	Paul McGinn
		Title:	Chief Executive Officer

PARENT:	CIG WIRELESS CORP.

By:	/s/ Paul McGinn
	Name:	Paul McGinn
	Title:	Chief Executive Officer

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AMENDMENT NO. 3
Amended And Restated Limited Liability Company Operating Agreement
Communications Infrastructure Group, LLC

CLASS A MEMBERS:

CLASS A-IT2 MEMBER: COMPARTMENT IT2, LP

BY:	IAM US, LLC
General Partner

	BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

		BY:	/s/ Stephan Bruckl
Name: Stephan Brückl
Title: Managing Director

CLASS A-IT5 MEMBER: COMPARTMENT IT5, LP

BY:	IAM US, LLC
General Partner

	BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

		BY:	/s/ Stephan Bruckl
Name: Stephan Brückl
Title: Managing Director

CLASS A-IT9 MEMBER: COMPARTMENT IT9, LP

BY:	IAM US, LLC
General Partner

	BY:	MfAM Mobilfunk Asset Management GmbH
Managing Director

		BY:	/s/ Stephan Bruckl
Name: Stephan Brückl
Title: Managing Director

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